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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 6, 2002


                              FIFTH THIRD BANCORP
            (Exact name of registrant as specified in its charter)

           Ohio                          0-8076                 31-0854434
(State or other jurisdiction          (Commission              (IRS Employer
       of incorporation)              File Number)          Identification No.)

             Fifth Third Center
 38 Fountain Square Plaza, Cincinnati, Ohio                            45263
  (Address of principal executive offices)                           (Zip Code)

      Registrant's telephone number, including area code:  (513) 579-5300

                                Not Applicable
            (Former name or address, if changed since last report)

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Item 7.  Financial Statements and Exhibits
         ---------------------------------

         Exhibit 99.1 - Management Discussion of Trends

Item 9.  Regulation FD Disclosure
         ------------------------

     To assist investors, financial analysts and other interested parties in their analysis of Fifth Third Bancorp, the Registrant developed the document attached as Exhibit 99.1 to this Form 8-K. This document, incorporated herein by reference, is furnished, not filed.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             FIFTH THIRD BANCORP
                                             (Registrant)



March 6, 2002                                /s/ Neal E. Arnold
                                             -----------------------------------
                                             Neal E. Arnold
                                             Executive Vice President
                                             and Chief Financial Officer